Exhibit 99.1

 FLYING  CLEAN WITH  SYNTHETIC  AVIATION  FUELS  INVESTOR PRESENTATION / JULY 2025  NASDAQ: SAFX

 DISCLAIMER  2  This presentation and any accompanying oral presentation (this “Presentation”) is provided for information purposes only.  This Presentation is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

 FORWARD LOOKING STATEMENTS  2  This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of its recently completed business combination with Focus Impact BH3 Acquisition Company (the "Business Combination"), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses resulting from potential inflationary pressures and rising interest rates, including manufacturing and operating expenses and interest expenses; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination Agreement or others; (5) XCF Global’s ability to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing in the future and the terms of any such financing; (8) New Rise’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) XCF Global’s ability to resolve current disputes between New Rise and its landlord with respect to the ground lease for the New Rise Reno facility; (10) XCF Global’s ability to resolve current disputes between New Rise and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (11) costs related to the Business Combination and the New Rise acquisitions; (12) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (13) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (14) changes in applicable laws or regulations; (15) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (16) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (17) the availability of tax credits and other federal, state or local government support; (18) risks relating to XCF Global’s and New Rise’s key intellectual property rights; (19) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (20) the effects of increased costs associated with operating as a public company; and (21) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Presentation and other filings XCF Global makes with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

 TABLE OF CONTENTS  2  EXECUTIVE SUMMARY  SAF MARKET OVERVIEW  COMPANY OVERVIEW  LOGISTICS & FEEDSTOCKS OVERVIEW  ILLUSTRATIVE SAF MARGIN OVERVIEW

 Executive Summary

 EXPERIENCED LEADERSHIP TEAM  Carter McCain  Chairperson Compensation Committee, Governance Committee  Si-Yeon Kim  Chairperson Governance Committee, Audit Committee, Compensation Committee  Wray Thorn*  Non-Executive Director  Anne Anderson  Lead Independent Director Audit Committee, Governance Committee  Sanford Cockrell Chairperson Audit Committee, Compensation Committee  Simon Oxley  Chief Financial Officer  NON-EXECUTIVE DIRECTORS  EXECUTIVE MANAGEMENT  Mihir Dange  Chief Executive Officer, Executive Director & Board Chair  *Non-independent director  Gregg Surette  Chief Strategy Officer  Greg Savarese  Chief Marketing Officer  6

XCF GLOBAL AT A GLANCE

XCF Global, Inc. (Nasdaq: SAFX) is the first publicly traded pure-play Synthetic Aviation Fuel (SAF) producer in the United States.

Dedicated to accelerating the aviation industry's transition to net-zero emissions, XCF owns and operates the New Rise Reno facility in Nevada and has a pipeline of three additional facilities.

38M[1]
Gallons of Annualized SAF Production Capacity

~160M[2]
Gallons of Annual SAF Production Capacity in **2028**

Our Mission

Scale and operate clean fuel production facilities engineered to the highest levels of compliance, reliability and quality to produce synthetic aviation fuel.

Site 1 – New Rise Reno 1
- Long term agreement with Phillips 66:
  - Provide non-food feedstock
  - Offtake of renewable fuels
- On-site rail and trucking lines
- Patent pending design

Site 2 – New Rise Reno 2
- Adjacent site ready to be developed for SAF production
- Cost efficiencies due to shared infrastructure

Sites 3 & 4 – Wilson, NC and Fort Myers, FL
- Full conversion to SAF production
- Projected to come online 2028



RD – Operational Stage
SAF - Ramp-up Stage
In Development
Construction Imminent

(1) Production capacity refers to maximum production when facility is operational for the full year
(2) Contingent upon completion of New Rise 2, expected in 2027, and the full conversion of the Wilson, NC and Fort Myers, FL facilities by 2028

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 XCF IS AHEAD OF ITS COMPETITION  XCF holds a strategic early-mover advantage, with an operating production facility in Reno, Nevada and a patent-pending site design that can be replicated across the globe  Source: Company filings, press releases and XCF management  Map Legend  Status  Sites  Operational  6  Under Construction  5  Proposed / Under Development  19  8

 INVESTING IN THE DECARBONIZATION OF THE AVIATION INDUSTRY  Strong Regulatory and Market Tailwinds for Sustainable Fuels  − Robust demand for SAF domestically and internationally drives long-term business growth  − Shift in customer sentiment and regulatory policies in the US, Europe, and Asia provides tailwinds for SAF, driving a need for additional plants  Unique Investment Opportunity as Only Pure-play Public SAF Producer  − Sole public pure-play SAF producer in the US, distinguishing itself from peers that are predominantly legacy crude oil refiners  − New Rise Reno 1 produced SAF in February 2025; during ramp-up the facility is producing renewable diesel and expects to resume SAF production in Q3 2025  State-of-the-art Facilities with Proven Technology and Differentiated Design  − Strategic use of non-food free fatty acids and modular, patent-pending plant design facilitates rapid expansion  − Onsite pretreatment allows XCF facilities to be feedstock agnostic, mitigating supply chain risk and facilitating longer catalyst life  Leverage Modular Facility Design Through International Partnerships  − Structure allows regional partners to access site design in return for royalties or equity  − Enables rapid deployment, capital efficiency and local market adaptability  High Growth Business Model with Multiple Organic Capital and Acquisition Opportunities  − Multiple avenues for near-term growth with development of New Rise Reno 2, Fort Myers, FL, and Wilson, NC facilities  − Modular plant design facilitates rapid expansion of operating footprint domestically and internationally  − Bolt-on opportunity set of acquisitions and conversions of weakened renewable diesel and biodiesel facilities  Experienced Management and Operating Teams  − The leadership team brings experience in engineering and operations from various sectors including energy and commodities  − Demonstrated operational performance; EPC firm Encore DEC provides strong support to execute SAF conversion opportunities  Robust and Highly Contracted Cash Flows  − Long-term agreement in place with Phillips 66 provides non-food feedstock and offtake of renewable fuels, cash flow visibility, and an accelerated working capital cycle  − Strong, long-term margin environment for SAF domestically and internationally agnostic of US regulatory policy  8

 SAF Market Overview

WHAT IS SYNTHETIC AVIATION FUEL?

Synthetic Aviation Fuel (SAF) is a renewable, low-carbon alternative to traditional jet fuel designed to work seamlessly in existing aircraft engines and fuel infrastructure.

– Synthetic kerosene derived from a variety of non-food feedstocks such as **waste oils** and **fats, green** and **municipal waste** and **non-food crops**

– SAF is able to recycle CO2 absorbed by biomass during its lifetime rather than injecting new carbon into the system, **reducing emissions by up to 80%**[1]

– A 'drop-in' fuel, **easily integrating** with existing aircraft engines and aviation infrastructure without the need for modifications

	TRADITIONAL JET FUEL	SAF
SOURCES	Crude Oil & Fossil Fuel	Non-Food Feedstock / Biomass
PROCESS	Refining	Hydrodeoxygenation
FUEL TYPE	Kerosene	Synthetic Kerosene
ENVIRONMENTAL IMPACT	Top Source of Emissions	Up to 80% Lower than traditional jet fuel[1] — Emissions Reduction

> ***"There are currently 41[2] producing SAF sites globally - the world will need at least 4,500 by 2035…"***
> *Mihir Dange, CEO*

(1) BP "What is Sustainable Aviation Fuel?"
(2) https://www.icao.int/environmental-protection/GFAAF/Pages/Production-Facilities.aspx

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 AVIATION’S DISPROPORTIONATE IMPACT(1)  Aviation industry provides large opportunity due to historic lack of decarbonization efforts  International Aviation: 145.8%  International Shipping: 33.8%  Domestic Transport: 23.8%  Land Use and Forestry: 18.4%  Agriculture: (21.5%)  Residential & Commercial: (28.2%) Industry: (35.2%)  Energy Supply: (39.5%)  Waste: (38.9%)  1990  (2) McKinsey & Company “Critical Insights on the Path to a Net-Zero Aviation Sector” dated October 2021  12  1995  2000  2005  2010  2015  Share of Global CO2 Emissions  (1) European Environment Agency “EEA Greenhouse Gases. Data Viewer” | From 1990 to 2019  “SAFs are the only viable near-term option to decrease emissions in the aviation sector, as they are compatible with current aircraft engines and fueling infrastructure and can power flights with no distance limits”(2)  - McKinsey & Company

AVIATION INDUSTRY WORKING TOWARD DECARBONIZATION

Top-Down Emissions Reduction Policies

Consistent with International Air Transport Association ("IATA") emissions reduction targets, many airlines have now set SAF targets to help the industry work towards deploying necessary capital investments

IATA

Represents commercial airlines and coordinates industry standards on behalf of 320 airlines, across 120 countries

- Reduce absolute emissions by 50% by 2050[1]
- Reach net zero by 2050[1]

ICAO

UN intergovernmental specialized agency tasked with setting international standards for member nations

- 2% annual fuel efficiency improvement through 2050[2]
- Carbon neutral growth from 2020 onwards[2]
- Net Zero emission by 2050 ("Long Term Aspirational Goal")[3]

Major US Airlines Express Support for SAF[4]

Airline	SAF Target	Climate Target
Alaska	N/A	Net zero 2040
American Airlines	10% by 2030	Net zero 2050
DELTA	10% by 2030	Reduce scope 1 & 3 intensity by 45% by 2035
HAWAIIAN AIRLINES	N/A	Reduce fuel emissions intensity by 45% by 2035
jetBlue	N/A	Reduce scope 1 & 3 intensity by 50% by 2035 & net zero 2040
UNITED	N/A	Reduce scope 1, 2, & 3 intensity by 50% by 2035 & net zero 2050

Major Logistics Support for SAF[4]

Logistics Service	SAF Target	Climate Target
DHL	30% by 2030	Net zero 2050
UPS	30% by 2035	Net zero 2050
FedEx	30% by 2030	Net zero 2040

(1) IATA "Climate Change Fact Sheet"
(2) International Civil Aviation Organization ("ICAO") "On Board A Sustainable Future"
(3) ICAO "Long Term Aspirational Goal for International Aviation"
(4) Company websites; www.sciencebasedtargets.org, "Target Dashboard"

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 14  GOVERNMENTS ARE SETTING TARGETS TO USE SAF  Governments around the world are setting targets to use Synthetic Aviation Fuels  Sustainable  Aviation Fuel  Act(1)  ─ Targets 35% lower emissions by 2035; net zero by 2050  ─ Mandates EPA to set low carbon standard  for fuels  Renewable Fuel Standards(2)  ─ Sets annual increases in renewable fuel use for ground transport and allows an "opt-in" for SAF  Low Carbon  Fuel  Standard (CA)(3)  ─ Applies carbon intensity reduction; eligible  for state credits  Fit for 55(4)  ─ Committed to reduce emissions by 55% by  2030  ReFuelEU Aviation Initiative(4)  ─ Mandates 2% of fuel is from sustainable sources in 2025, increasing to 70% by 2050  Renewable Transport Fuel Obligation(5)  ─ Mandates at least 10% of jet fuel to be from sustainable sources by 2030  ─ Increases to 75% by 2050  USA  EUROPE  Congressional Research Service; US Department of Energy, Department of Transportation, Department of Agriculture “Sustainable Aviation Fuel Grand Challenge”  Environmental Protection Agency “Overview for Renewable Fuel Standard”  California Air Resources Board “Low Carbon Fuel Standard”  Council of the European Union “Fit for 55”  U.K. Department of Transport “Renewable Transport Fuel Obligation”

FAVORABLE REGULATORY ENVIRONMENT

Renewable Fuel Standard (RFS)

- Federal mandate to **incorporate renewable content into transportation fuels**
- Authorized under the **Energy Policy Act of 2005**
- Stipulates amount of renewable fuel that must be blended into transportation fuel; increases annually
- Petroleum refiners are required to either: (1) blend biofuels or (2) buy credits (RINs) to cover deficits
- D4 RINs are generated by each gallon of SAF produced

Low Carbon Fuel Standard (LCFS)

- States such as **Oregon, California and Washington, as well as certain Canadian provinces,** have programs implemented to lower carbon emissions from the transportation sector
- State programs assign a Carbon Intensity ("CI") score to each fuel based on the fuel's lifecycle GHG emissions. Lower CI scores are better/more valuable
- Low CI fuels like SAF generate **LCFS credits**

Clean Fuel Production Tax Credit (CFPC)

- Section **45Z clean fuel production tax credit (CFPC)** will take its place in 2025, with a maximum tax credit amount of up to **$1.75 per gallon** for SAF on a sliding scale[4]

Credit Pricing

$0.55-1.02[1]

D4 RINs[1] per gallon,
52-week High-Low as of May 2025

$0.28-1.65[2]

Type 1 LCFS Credits per gallon,
52-week High-Low as of May 2025

$1.75[3]

45Z Clean Fuel Production Credit per gallon

(1) U.S. Environmental Protection Agency (EPA), D4 RIN = Renewable Identification Number for biomass based feedstock
(2) California Air Resources Board (CARB); weekly average transfer price & Dept of Energy Alternative Fuels Data Center Fuel Properties Comparison standards
(3) Internal Revenue Service – maximum achievable level
(4) For facilities that satisfy the prevailing wage and apprenticeship requirements

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 Company Overview

SITE 1 - NEW RISE RENO 1

Plant Overview

Location	Reno, NV
Date Commissioned	February 2025
Nameplate Capacity	38 million gallons
Status	Operational / Ramp-up
Ramp-up Stage Production	Renewable Diesel and Naphtha
SAF Production	Expected to resume in Q3 2025
Feedstock Treatment	Alfa Laval
Production Pathway	HEFA; Axens Vegan Hydrotreater Technology
Efficiency Initiatives	Co-generation, off-gas energy recovery, water recovery
Supply / Offtake Agreement	Phillips 66; 100% on-take/off-take agreement
Modes of Transportation	Rail and truck



March 2025

Site Layout


Control Building
Electric Building #2
Main Office
Fire Control Building
Waste Water Unit
Evaporation Ponds
Maintenance Building
Anime Unit
Reformer
Electric Building #1
Truck load/unload
←To Rail Facility
Tank Farm 1 Product Out
Tank Farm 2 Feed Stock in
Pretreatment Building

Source: Company information

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 COMBINE ONSITE FEEDSTOCK PRETREATMENT WITH HEFA TECHNOLOGY  XCF facilities employ a two-stage process to production, adding a pretreatment stage prior to hydrotreatment  Hydroprocessed Esters and Fatty Acids  (“HEFA”)  HEFA technology involves converting fats, oils and greases (FOGs) into a high-quality, renewable aviation fuel through hydroprocessing  Renewable Source: HEFA fuels are derived from sustainable  feedstocks such as used cooking oil, animal fats and plant oils  Compatibility: HEFA fuels can be used as drop-in replacements for conventional jet fuels without modification to existing aircraft engines and fueling infrastructure  Diversification of Feedstocks: HEFA technology allows for the use  of a variety of feedstocks which promotes resource efficiency  Pretreatment of Feedstocks  Pretreating feedstock onsite allows XCF facilities to be feedstock agnostic, mitigates supply chain risk, and facilitates longer catalyst life  Pretreatment stage is already in place at New Rise and is expected to be installed at the Wilson, NC and Ft. Myers, FL sites  17

 RELIABLE AND PROVEN HYDROTREATING TECHNOLOGY  New Rise’s hydrotreating technology increases yield, lowers operating costs and allows for feedstock flexibility  License agreement between New Rise Renewables and Axens  Standard for evaluating which technologies, under specific circumstances and characteristics, can be used for producing on specification neat SAF  Made from renewable sources:  New Rise uses non-food feedstocks such as used cooking oil, animal fats and plant oils  Non-food feedstocks (DCO, canola, camelina and soybean oil)  Petroleum-free  Wastes and by-products of other processes  Ag Oils, Animal Fats & Pyrolysis Oils  Energy  Hydrogen  Renewable non-food feedstocks are pretreated to remove impurities  Clean feedstocks are heated and put under pressure  Hydrogen gas is dissolved into the liquid feedstock and the oils are ready to be converted  Proprietary  Hydrogenation  Technology  Sustainable Aviation Fuel  +  +  1  2  3  Liquid feedstock with hydrogen is pumped over a catalyst bed under high temperature and pressure  Biomass undergoes chemical decomposition and converts into synthetic kerosene  Synthetic kerosene molecules are isomerized (rearranged) to improve the cold-flow properties  Sustainable aviation fuel is produced, ready for blending  with conventional jet fuel to be used in existing aircraft  4  5  6  7  Facility-specific license agreement of proven technology for life of the Plant(1):  3,000+ industrial units under license  Better Yields  Lower Operating Expenses:  Lower operating utilities  Longer Catalyst Life:  Better controlled reaction results in less maintenance  downtime   Pretreatment reduces the gum, metal and other substances that damage the catalyst  17  Synthetically equivalent to jet fuel:  Blended SAF compatible with existing aircraft and infrastructure  Lower hydrocarbon emissions:  Lower particulate matter, CO and NOx emissions  Similar Energy Density  Compliant to Standards:  Exceeds ASTM(2) D7566 standards

 ─ New Rise Reno 2 is a greenfield development adjacent to New Rise Reno 1; acquired in December 2023  ─ The facility is expected to have nameplate capacity of 40 million gallons  ─ The site will leverage existing utilities and logistics infrastructure  ─ Funding for development is in process  ─ Construction completion and plant commissioning is expected in 2027  Construction Details  SITE 2 - NEW RISE RENO 2: LEVERAGING EXISTING INFRASTRUCTURE  Technology  HEFA / Hydroprocessing  Expected Commissioning  2027  Commercial Partner  TBD  Nameplate Capacity  40 million gallons  Feedstock  Distillers Corn Oil, Used Cooking Oil, Animal Fats, etc.  Construction  Engineering  Utilities  Commentary  Site Rendering  17

 Site Rendering  Site 3 - Wilson, NC  ─ The Wilson biodiesel facility was acquired along with Southeast Renewables, LLC in October 2023  ─ The now dormant facility is expected to be converted into a SAF facility with a nameplate capacity of 40 million gallons  ─ The plant is expected to serve the Southeast and East Coast regions of the US and provide convenient access to deepwater ports that facilitate export  ─ Funding for development is in process  ─ Construction completion and plant commissioning is expected in 2028  Site 3 & Site 4 – Wilson and Ft. Myers  Site Rendering  Site 4 – Fort Myers, FL  ─ The Fort Myers, FL facility was acquired from Good Steward Biofuels FL, LLC in October 2023  ─ The now dormant facility is expected to be converted into a SAF facility with a nameplate capacity of 40 million gallons  ─ The plant is expected to serve the Southeast and East Coast regions of the US and provide convenient access to deepwater ports that facilitate export  ─ Funding for development is in process  ─ Construction completion and plant commissioning is expected in 2028  17

EFFICIENT SITE DEVELOPMENT WITH ATTRACTIVE RETURNS



Target Delivery Schedule
YEAR 1
YEAR 2
YEAR 3
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Pre-Build / Financing Arrangements
Plant Construction
Post-Construction / Operations
Month 0-2
Land Acquisition and Applications
Month 3-9
Drawing / Site Plans
Month 10-12
Permits
Month 13-28
EPC Construction, Non-Food Feedstock / Offtake Agreements
Month 29-32
Approvals to Operate
Month 33+
Operations

Repeatable Site Development Process

- Repeatable process for:
  - Land Acquisition and Site Development
  - Obtaining Permits and Approvals
  - Negotiating Commercial Structures (e.g., offtakes, EPC, O&M)
  - Modular Plant Design
- Once a site is developed, typically in less than 3 years, the plant is expected to return long-term stable cash flows from favorably negotiated non-food feedstock and offtake agreements

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POWERED BY XCF - INTERNATIONAL GROWTH STRATEGY  Leverage XCF's modular, patent-pending facility design, layout, and configuration  ─ State-of-the-art sites  ─ Operational blueprint:  Enables efficient deployment  Lowers capital intensity  Increase scalability across borders  Partnership model for rapid deployment, capital efficiency, and local market adaptability  ─ Structured to provide regional partners with access to its integrated SAF platform through licensing arrangements  ─ XCF retains intellectual property  ─ Long-term incentives through equity and  royalty-based economics  Global expansion strategy designed to meet growing SAF demand  ─ Memorandum of Understanding signed  with Continual Renewable Industries (Australia) in June 2025 to utilize XCF’s platform for developing the Australian market  ─ Licensing agreement shortens development timelines and lowers cost  ─ “Copy and paste” expansion style allows XCF to take advantage of under-served markets flexibly and rapidly  ~ Equity interests for zero capital deployed ~  17

 MULTIPLE LEVERS FOR CONTINUED GROWTH  OPERATING BASE EXPANSION  Identify, acquire and convert additional sites into XCF SAF production facilities using XCF’s Nevada site as a design blueprint  DECARBONIZATION SOLUTIONS  Carbon capture, utilization and storage could decarbonize our platform and lead to a lower Carbon Intensity (CI) score  OTHER RENEWABLE FUELS  Expansion into other products such as marine biofuels, biogas and RFNBOs (Renewable Fuels of Non-Biological Origin)  NEAR-TERM  LONG-TERM  FEEDSTOCK PROCUREMENT AND SUPPLY CHAIN OPTIMIZATION  In conversations to form a joint venture to secure long-term feedstock agreements  EXISTING PIPELINE BUILDOUT  Existing owned and leased sites  expected to come online 2027-2028  17

 Logistics & Feedstocks Overview

 From Feedstock to Airline  Logistics Overview  LOGISTICS OVERVIEW  truck or rail  Feedstock  Phillips 66 delivers feedstock to the New Rise 1 facility via  Phillips 66 sources feedstock domestically  rail  Finished Product  Finished product is transported out of the facility via truck or  Phillips 66 transports product to markets domestically: Midwest, West Coast; and internationally: Canada and Europe markets  SAF is blended before delivery to airlines  USA and Canada markets can be accessed via Class I rail lines and trucking  Feedstock  Blending Facility  26

 Supply & Offtake Agreement  15-year contract term  Well-known Fortune 50 company  Stable feedstock supply  Visibility on offtake  WITH WORLD-CLASS PARTNER  XCF has partnered with Phillips 66, an established Fortune 50 company who will supply 100% of the non-food feedstock and is the priority buyer for SAF and renewable diesel produced at New Rise Reno 1 for 15 years  A small fee will be paid to access Partner’s working capital used in obtaining non-food feedstock supply. This minimizes financial impact from changesin working capital cycle  Phillips 66 will be purchasing at a price tied to SAF prices in California  LONG-TERM AGREEMENT Phillips 66 is a Leading  26  Integrated Downstream  Energy Provider  World-Class Partnership  Phillips 66, New Rise’s feedstock and prioritized offtake partner, is a top global energy company with brand recognition, mature infrastructure and established markets  Stable Non-Food Feedstock Supply  Distiller’s corn oil is a by-product of Ethanol production. Phillips 66 works with several Ethanol plants, where it can source non-food feedstock supplies (distiller’s corn oil and other vegetable oils)  Reduced Working Capital Requirements  Access to feedstock and Phillips 66’s balance sheet(1) to source, procure and transport agricultural waste; Phillips 66 also coordinates logistics with preferential pricing  Visibility on Offtake(2)  Long term agreement for offtake of renewable fuels  Elimination of Offtake Transportation Investments Phillips 66 is responsible for the costs and logistics of offtake transportation, storage and terminals

 ACCESS TO MULTIPLE MARKETS  United States Class 1 Rail Map  Geographically-advantaged location  ─ Reno site is well-equipped to receive feedstock supply from domestic sources via trucking and rail  Phillips 66 domestic sources primarily originate from various facilities in the Midwest or other areas  ─ Flexibility to market SAF regionally into any major metropolitan areas as well as internationally via rail to the Houston Ship Channel  ─ Access to two Class I railroad networks, the Union Pacific & Burlington Northern and Santa Fe, at contracted tankage with ability to receive and send eight railcars per day  ─ Truck rack at Reno and storage capacity for receipt and delivery of feedstock and finished product  By leveraging its ability to access the Burlington Northern and Santa Fe & Union Pacific Class 1 rail networks, XCF will be able to seamlessly tap into European markets via Houston ports and export channels in the Gulf of Mexico  NEW RISE RENO 1  Facility  To European Markets  NEW RISE RENO 2  Facility  Fort Myers, FL Facility  Wilson, NC Facility  Lease Shore Tank to Facilitate Export  26

 Illustrative SAF Margin Overview

 30  ILLUSTRATIVE SAF MARGIN OVERVIEW AND UNIT ECONOMICS  45Z Credits  D4 RINs  SAF Margin calculated as  follows:  SAF (Jet Fuel plus estimated SAF premium of ~$3/gal)  Plus  LCFS(CA) Credit  D4 RINS  45Z Credits  Less  5. Distillers Corn Oil  Jet fuel per Bloomberg. SAF premium based on estimated jet fuel spread. Sourced from Argus Global SAF data. Link: https://www.airlines.org/dataset/saf-vs-jet-fuel-comparison/#jet-fuel-prices.  LCFS sourced from Weekly LCFS Credit Transfer Activity Reports from California Air Resources Board; Link: https://ww2.arb.ca.gov/resources/documents/weekly-lcfs-credit-transfer-activity-reports.  Bloomberg. D4 RINs are multiplied by 1.6  Company estimate. Shown retroactively.  Argus.  ($2.00)  ($4.00)  ($6.00)  $0.00  $2.00  $4.00  $6.00  ($/gal)  $8.00  Apr-24  LCFS ($/g)  Oct-24  D4 RINS ($/gal)  Apr-25  ($8.00)  Apr-22 Oct-22  SAF Margin Before Credits / RINs ($/gal)  Apr-23 Oct-23  Distillers Corn Oil ($/gal)  45Z  LCFS  SAF Margin Before Credits / RINS  45Z Credits shown retroactively for illustrative purposes only

 THANK YOU.